UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2019

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 7.01 Regulation FD Disclosure.

On December 8, 2019, Blueprint Medicines Corporation (the “Company”) issued a press release announcing initial data from the dose-finding portion (part 1) of its ongoing Phase 2 PIONEER clinical trial in patients with indolent systemic mastocytosis and top-line data from its Phase 1 EXPLORER clinical trial evaluating avapritinib for the treatment of advanced systemic mastocytosis. The PIONEER trial data were presented on Sunday, December 8, 2019 in a poster presentation at the 61st American Society of Hematology Annual Meeting and Exposition (“ASH Annual Meeting”) in Orlando, Florida. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and a copy of the presentation at the ASH Annual Meeting is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In addition, on December 8, 2019, the Company hosted an investor event and live webcast to discuss the data presented at the ASH Annual Meeting. A copy of the presentation from the investor event is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on December 8, 2019
99.2	Presentation by Blueprint Medicines Corporation at the ASH Annual Meeting on December 8, 2019
99.3	Presentation by Blueprint Medicines Corporation at the investor event on December 8, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: December 9, 2019	By:	/s/ Jeffrey W. Albers
Jeffrey W. Albers
Chief Executive Officer

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